Exhibit 10(s)

                               ASSIGNMENT OF LEASE

This Assignment of Lease (this "Agreement") by and between: Tag, Incorporated, a Maryland corporation (the "Assignor"), Kiddie Academy Child Care Learning
Centers, Inc., a Maryland corporation (the "Assignee"), Penguin Properties, Inc., a Maryland corporation (the "Landlord") and Pete Kedzia, an individual residing in the State of Maryland (the "Personal Guarantor").

                              EXPLANATORY STATEMENT

         A. By Lease Agreement dated September 30, 1994, (the "Lease"), entered into between Assignor as tenant and Landlord, wherein Landlord leased to Assignor the premises located at Route 18, Village of Benton's Crossing,
Stevensville, Maryland 21666, for the operation therein of a Kiddie Academy Child Care Center (the "Center").

         B. Pursuant to a Asset Purchase and Sale agreement dated September _____, 1996 (the "Sale Agreement") between Assignor and Assignee, Assignor has agreed to transfer to Assignee, and Assignee has agreed to assume from Assignor, certain of Assignor's assets pertaining to the Center, including all of Assignor's right, title and interest under the Lease.

         C.       Personal  Guarantor  entered into a  Guaranty  of  Lease  (the
"Personal   Guaranty"),   which   guarantees the performance of the tenant under
the Lease.

         NOW, THEREFORE, in consideration of the Explanatory Statement (which is a substantive part of the Agreement), the purchase price to be paid by Assignee to Assignor pursuant to the terms of the Sale Agreement, and of the mutual agreements set forth below, the receipt, adequacy of which consideration the parties acknowledge, the parties hereto covenant, promise, agree, represent and warrant as follows:

A. The parties hereto agree to the Assignment of the Lease from Assignor to Assignee as of 12:01 A. M. on the first Monday following the date on which Assignee receives its license to operate the Center pursuant to the terms of the Sale Agreement (the "Effective Date").

B.       As of the  Effective  Date,  Assignor  shall be  relieved  of  all  its
         rights    and     obligations     as    tenant     under   the   Lease.

C. As of the Effective Date, Assignee accepts the Assignment and agrees to perform each and every obligation under the Lease, on the part of the tenant to be performed, including but not limited to the obligation to pay rent in accordance with the terms of the Lease and to perform and abide by all other covenants in the Lease.


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D.       Landlord  acknowledges  and consents to the  Assignment,  and as of the
         Effective Date, releases the Assignor from its obligations under the Lease, and agrees that Assignee shall, as of the Effective Date, inure to all of the rights of the tenant under the Lease.

E. The parties hereto agree that, as of the date of this Agreement, no uncured default of the Lease exists and that all rights of Assignee as tenant under the Lease shall remain unaffected by any past performance of the parties hereto.

F. The Personal Guaranty shall remain in full force or effect for one (1) year, after the Effective Date.

G. Landlord acknowledges that all forms of rent and any other sum of money due to Landlord, have been received by Landlord as of the Effective Date and that no default exists under the Lease on the part of the Assignor as tenant.

H. The address of the Assignee is: 108 Wheel Road, Bel Air, Maryland 21015, Attention: Chief Financial Officer.

I. Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all obligations arising under the Lease attributable to the period preceding the Effective Date. Assignor further agrees to cure any default under the Lease which occurred or accrued prior to the Effective Date at its sole cost and expense

J.       Assignee hereby agrees to indemnify and hold  harmless   Assignor  from
         and   against   any  and  all  obligations   arising  under  the  Lease
         attributable to the period following the Effective Date.

K. The parties hereto represent and warrant, each to the other, that it is duly authorized and empowered to execute and deliver this Agreement and to perform its obligations hereunder and that the person signing on behalf of each entity is fully authorized to do so.

L. Assignor's interest in the Security Deposit in the amount of Five Thousand Four Hundred Sixteen and 67/100 Dollars ($5,416.67) is hereby transferred to Assignee as o the Effective Date and Assignor shall have no further interest or claim to the Security Deposit.

M. Assignee shall have the sole right to assign or sublet its interest under the Lease to a franchisee of Kiddie Academy Franchising Systems, Inc., (the "Franchisor") a Maryland corporation and wholly-owned subsidiary of Assignee, provided that Assignee remains liable under the Lease and further provided that Assignee notifies Landlord of the identity, address and financial information of the substitute tenant.

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N.       This Agreement  sets forth all of the covenants  between the parties to this Agreement respecting the matters set forth herein and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between or among them, other than as set forth in this Agreement. This Agreement is intended by the parties to be an integration of all prior or contemporaneous promises, agreements, conditions, negotiations and undertakings between them. Except as otherwise provided in this Agreement, no alteration, amendment, change or addition to this Agreement shall be binding on any party to this Agreement unless and until in writing and signed by the parties hereto.

O. The covenants, conditions and agreements contained herein shall bind and inure to the benefit of the parties hereto and their respective heirs, distributees, executors, administrators, successors and assigns.

P.       This  Agreement  may be  executed  in   counterparts,   each  of  which
         shall be an original, but all of which shall constitute one and the same instrument.

Q.       This Agreement shall be governed by the laws of the State of Maryland.

R. The Provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions
         hereof  shall not affect the  validity   and   enforceability   of  the
         other  provisions hereof.

S. Conflict: Should any conflict in terms and conditions exist or arise between this Assignment Of Lease and the Lease, the terms and conditions  in  this  Assignment  Of  Lease  Agreement  shall  prevail.

T. Except as specifically provided herein, the Lease shall remain in full force and effect and be unaffected hereby.

                            (SIGNATURES ON NEXT PAGE)

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IN WITNESS WHEREOF,  the parties have caused these presents to be executed under seal the on the day and year written.

WITNESS:                                    LANDLORD:
                                            Penguin Properties, L. P.



/s/ Thomas A. Sheehan                       BY:  /s/  Michael J. Miller
-------------------------                      ----------------------------
                                            Michael J. Miller, President
                                            Date: November 4, 1996


                                            ASSIGNOR:
                                            Tag, Incorporated

/s/  Thomas A. Sheehan                      BY:  /s/ Pete Kedzia
-------------------------                       -----------------------------
                                            Pete Kedzia, President
                                            Date: November 4, 1996



                                    ASSIGNEE:
                           Kiddie Academy Child Care Learning Centers, Inc.


/s/ Thomas A. Sheehan                       BY:  /s/  George Miller
-------------------------                      -------------------------------
                                            George Miller, President
                                            Date: November 4, 1996


The following Guarantor joins in the execution of this Agreement to indicate its consent to the modifications of the Lease and its consent to the Assignment of the Lease:
                                            PERSONAL GUARANTOR
                                            Pete Kedzia


/s/  Thomas A. Sheehan                      /s/ Pete Kedzia
-------------------------                   -------------------------------
                                            Pete Kedzia
                                            Date: November 4, 1996

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